                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Vance D. Coffman                             June 26, 1998
-------------------
Vance D. Coffman
Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Marcus C. Bennett                                    June 26, 1998
--------------------
Marcus C. Bennett
Executive Vice President, Chief Financial
Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Todd J. Kallman                                      June 26, 1998
------------------
Todd J. Kallman
Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Norman R. Augustine                                  June 26, 1998
----------------------
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Lynne V. Cheney                                      June 26, 1998
------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/James F. Gibbons                                     June 26, 1998
-------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Edward E. Hood, Jr.                                  June 26, 1998
----------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Caleb B. Hurtt                                       June 26, 1998
-----------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Gwendolyn S. King                                    June 26, 1998
--------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Vincent N. Marafino                                  June 26, 1998
----------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Frank Savage                                         June 26, 1998
---------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Peter B. Teets                                       June 26, 1998
-----------------
Peter B. Teets
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Carlisle A.H. Trost                                  June 26, 1998
----------------------
Carlisle A.H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/James R. Ukropina                                       June 26, 1998
--------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below maintained by Lockheed Martin and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

       (i)  Lockheed Martin Corporation Salaried Savings Plan
      (ii)  Lockheed Martin Corporation Performance Sharing Plan
     (iii)  Lockheed Martin Corporation Operations Support Savings Plan



/s/Douglas C. Yearley                                   June 26, 1998
---------------------
Douglas C. Yearley
Director